UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2022	(	May 26, 2022)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, Northrim BanCorp, Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting"). There were 5,877,971 shares outstanding and entitled to vote at the 2022 Annual Meeting; of those shares, 4,857,830 were present online or by proxy. The following matters were voted upon at the 2022 Annual Meeting:

•The election of 12 directors to serve on the Company's Board of Directors until the 2023 annual meeting of shareholders or until their successors have been elected and have qualified;
•The approval, by nonbinding vote, of the compensation of the Company's named executive officers; and
•The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Larry S. Cash	3,967,019	217,444	4,184,463	673,367
Anthony Drabek	3,961,219	223,244	4,184,463	673,367
Karl L. Hanneman	3,632,111	552,352	4,184,463	673,367
David W. Karp	3,838,863	345,600	4,184,463	673,367
Joseph P. Marushack	4,032,855	151,608	4,184,463	673,367
David J. McCambridge	4,004,489	179,974	4,184,463	673,367
Krystal M. Nelson	4,009,348	175,115	4,184,463	673,367
Joseph M. Schierhorn	3,962,314	222,149	4,184,463	673,367
Aaron M. Schutt	3,975,106	209,357	4,184,463	673,367
John C. Swalling	3,631,891	552,572	4,184,463	673,367
Linda C. Thomas	3,869,198	315,265	4,184,463	673,367
David G. Wight	3,956,654	227,809	4,184,463	673,367

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,074,203	87,440	22,820	4,184,463	673,367
Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2022

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,831,630	13,739	12,461	4,857,830	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 31, 2022	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer